Exhibit 10.5

FORM OF CUSTODY AGREEMENT

dated as of [•], 2023

by and between

Overland Advantage

(“Company”)

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

(“Custodian”)

SCHEDULES

SCHEDULE A – Initial Authorized Persons

i

THIS CUSTODY AGREEMENT (this “Agreement”) is dated as of [•], 2023 and is by and between OVERLAND ADVANTAGE (and any successor or permitted assign, the “Company”), a limited partnership organized under the laws of the State of Delaware, and WILMINGTON TRUST, NATIONAL ASSOCIATION (or any successor or permitted assign acting as custodian hereunder, the “Custodian”), a national banking association.

RECITALS

WHEREAS, the Company desires to retain Wilmington Trust, National Association to act as custodian for the Company and each Subsidiary hereafter identified to the Custodian;

WHEREAS, the Company desires that the Company’s Securities and cash be held and administered by the custodian pursuant to this Agreement; and

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.	DEFINITIONS

1.1 Defined Terms. In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Account” or “Accounts” means the Cash Account, the Securities Account, any Subsidiary Cash Account, any Subsidiary Securities Account, and any other account established hereunder, collectively.

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Authorized Person” has the meaning set forth in Section 7.4(a).

“Business Day” means any day that is not Saturday or Sunday and is not a legal holiday or a day in which banking institutions generally are authorized or obligated by law or regulation to remain closed in New York, New York, or the city in which the Custodian (pursuant to Section 15 hereunder) or any Sub-Custodian is located.

“Cash Account” means the accounts to be established at the Custodian to which the Custodian shall deposit and hold any cash Proceeds received by it from time to time from or with respect to the Securities or the sale of the partnership interests of the Company, as applicable, which accounts shall be designated the “Cash Interest Collection Account” and the “Cash Principal Collection Account.”

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Confidential Information” means any business affairs, future plans, information regarding current and potential investments, technical information, analysis, compilations, forecasts, reports, databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other similar or related information that may be furnished by one party to the other party from time to time pursuant to this Agreement.

“Custodian” has the meaning set forth in the first paragraph of this Agreement.

“Eligible Investment” means any investment that at the time of its acquisition is one or more of the following:

(a) United States government and agency obligations;

(b) commercial paper having a rating assigned to such commercial paper by Standard & Poor’s Rating Services or Moody’s Investor Service, Inc. (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized rating organization in the United States of America) at least equal to “A2” by Standard and Poor’s Rating Services or “P1” by Moody’s Investor Service, Inc.;

(c) interest bearing deposits in United States dollars in United States banks with an unrestricted surplus of at least U.S. $250,000,000, maturing within one year; and

(d) money market funds (including funds of the bank serving as Custodian or its affiliates) or United States government securities funds designed to maintain a fixed share price and high liquidity.

“Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Bank of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization, or any government or agency or political subdivision thereof.

“Proceeds” means, collectively, (i) the net cash proceeds to the Company any offering by the Company of any class of securities issued by the Company, (ii) all cash distributions, earnings, dividends, fees and other cash payments paid on the Securities by or on behalf of the issuer or obligor thereof, or applicable paying agent or administrative agent, (iii) the net cash proceeds of the sale or other disposition of the Securities pursuant to the terms of this Agreement (and any Reinvestment Earnings from investment of the foregoing, as defined in Section 3.6(b) hereof) and (iv) the net cash proceeds to the Company of any borrowing or other financing by the Company.

“Proper Instructions” means instructions received by the Custodian in form acceptable to it, from the Company or any Person duly authorized by the Company in any of the following forms acceptable to the Custodian:

(a) in writing signed by an Authorized Person (whether by manual, facsimile, .pdf or other electronic signature);

(b) by electronic mail (or other electronic communication) from an Authorized Person;

(c) in a communication utilizing access codes effected between electro mechanical or electronic devices; or

(f) such other means as may be agreed upon in writing from time to time by the Custodian and the party giving such instructions, including oral instructions [and any SWIFT Transmission (as defined herein)].

“Reinvestment Earnings” has the meaning set forth in Section 3.6(b).

“Securities” means, collectively, the (i) investments acquired by the Company and delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i) and any coupon payments or other payment streams in connection with the satisfaction of debt obligations, as applicable, in each case as acceptable to Custodian. For avoidance of confusion, the term “securities” includes loans or other debt obligations, stocks, shares, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets so long as prior notice has been provided to the Custodian and the Custodian has confirmed it is able to custody such stocks, shares, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts, warrants or other instruments.

“Securities Account” means the segregated account to be established at the Custodian to which the Custodian shall deposit or credit and hold the Securities received by it pursuant to this Agreement, which account shall be designated the “Securities Custody Account”.

“Securities Depository” means The Depository Trust Company and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

“Securities System” means the Federal Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities.

“Street Delivery Custom” means a custom of the United States securities market to deliver securities which are being sold to the buying broker for examination to determine that the securities are in proper form.

“Street Name” means the form of registration in which the securities are held by a broker who is delivering the securities to another broker for the purposes of sale, it being an accepted custom in the United States securities industry that a security in Street Name is in proper form for delivery to a buyer and that a security may be re-registered by a buyer in the ordinary course.

“Sub-Custodian” means those entities utilized by Custodian for the safekeeping, clearance and settlement of Securities.

“Subsidiary” means, collectively, any wholly owned subsidiary of the Company identified to the Custodian by the Company pursuant to Section 3.13(c).

“Subsidiary Cash Account” shall have the meaning set forth in Section 3.13(b).

“Subsidiary Securities” Securities acquired by a Subsidiary and delivered to the Custodian from time to time during the term of, and pursuant to the terms of, this Agreement.

“Subsidiary Securities Account” shall have the meaning set forth in Section 3.13(a).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or if, pursuant to the choice of law provisions of the Uniform Commercial Code as in effect in the State of New York, a version thereof as in effect in another jurisdiction applies, then “UCC” means the version in effect in such other jurisdiction.

1.2 Construction. In this Agreement unless the contrary intention appears:

(a)	any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)	any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)	a reference to a Person includes a reference to the Person’s executors, successors and permitted assigns;

(e)	an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)	an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally;

(g)	a reference to the term “including” means “including, without limitation”;

(h)

a reference to any accounting term is to be interpreted in accordance with generally accepted principles and practices in the United States, consistently applied, unless otherwise instructed by the Company; and

(i)

any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Custodian), except to the extent the Custodian requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

1.3 Headings. Headings are inserted for convenience and do not affect the interpretation of this Agreement.

2.	APPOINTMENT OF CUSTODIAN

2.1 Appointment and Acceptance. The Company hereby appoints the Custodian as custodian of all Securities and cash owned by the Company and the Subsidiaries (as applicable) and received by the Custodian from time to time during the period of this Agreement, on the terms and conditions set forth in this Agreement (which shall include any addendum hereto which is hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement with respect to it subject to and in accordance with the provisions hereof. Any Account may contain any number of sub-accounts for the convenience of the Custodian or as required by the Company for the convenience in administering such Accounts.

2.2 Instructions. The Company agrees that it shall from time to time provide, or cause to be provided, to the Custodian all reasonably necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian, as may reasonably be necessary to enable the Custodian to perform its duties hereunder.

2.3 Company Responsible For Directions. The Company is solely responsible for directing the Custodian with respect to deposits to, withdrawals from and transfers to or from the Account. Without limiting the generality of the foregoing, the Custodian has no responsibility for compliance with any restrictions, covenants, limitations or obligations to which the Company may be subject or for which it may have obligations to third-parties in respect of the Account, and the Custodian shall have no liability for the application of any funds made at the direction of the Company. The Company shall be solely responsible for properly instructing all applicable payors to make all appropriate payments to the Custodian for deposit to the Account, and for properly instructing the Custodian with respect to the allocation or application of all such deposits.

3.	DUTIES OF CUSTODIAN

3.1 Segregation. All Securities and non-cash property held by the Custodian, as applicable, for the account of the Company (other than Securities maintained in a Securities Depository or Securities System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian (including the Securities and non-cash property of the other series of the Company, if applicable) and shall be identified as subject to this Agreement.

3.2 Securities Custody Account. The Custodian shall open and maintain a segregated account in the name of the Company, subject only to order of the Custodian, in which the Custodian shall enter and carry, subject to Section 3.3(b) hereof, all Securities, cash and other assets of the Company which are delivered to it in accordance with this Agreement.

3.3 Delivery of Cash and Securities to Custodian.

(a)

The Company shall deliver, or cause to be delivered, to the Custodian certain of the Company’s Securities, cash and other investment assets, including payments of income, payments of principal and capital distributions received by the Company with respect to such Securities, cash or other assets owned by the Company at any time during the period of this Agreement. Except to the extent otherwise expressly provided herein, delivery of Securities to the Custodian shall be in Street Name or other good delivery form. The Custodian shall not be responsible for such Securities, cash or other assets until actually delivered to, and received by it.

(b)	[Reserved]

3.4 Release of Securities.

(a)

The Custodian shall release and if applicable, ship for delivery, or direct its agents or Sub-Custodian to release and if applicable, ship for delivery, as the case may be, Securities of the Company held by the Custodian, its agents or its Sub-Custodian from time to time upon receipt of Proper Instructions (which shall, among other things, specify the Securities to be released, with such delivery and other information as may be necessary to enable the Custodian to perform), which may be standing instructions (in form acceptable to the Custodian) in the following cases:

(i)	upon sale of such Securities by or on behalf of the Company and, unless otherwise directed by Proper Instructions:

(A)

in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment; or

(B)	in the case of a sale effected through a Securities System, in accordance with the rules governing the operations of the Securities System;

(ii)	upon the receipt of payment in connection with any repurchase agreement related to such Securities;

(iii)	to a depositary agent in connection with tender or other similar offers for Securities;

(iv)

to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable (unless otherwise directed by Proper Instructions, the cash or other consideration is to be delivered to the Custodian, its agents or its Sub-Custodian);

(v)

to an issuer thereof, or its agent, for transfer into the name of the Custodian or of any nominee of the Custodian or into the name of any of its agents or Sub-Custodian or their nominees or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)	to brokers clearing banks or other clearing agents for examination in accordance with the Street Delivery Custom;

(vii)

for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the Securities of the issuer of such Securities, or pursuant to any deposit agreement (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its Sub-Custodian);

(viii)

in the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities (unless otherwise directed by Proper Instructions, the new securities and cash, if any, are to be delivered to the Custodian, its agents or its Sub-Custodian); and/or

(ix)	for any other purpose, but only upon receipt of Proper Instructions.

3.5 Registration of Securities. Securities held by the Custodian, its agents or its Sub-Custodian (other than bearer securities or securities held in a Securities System) shall be registered in the name of the Company or its nominee; or, at the option of the Custodian, in the name of the Custodian or in the name of any nominee of the Custodian, or in the name of its agents or its Sub-Custodian or their nominees; or if directed by the Company by Proper Instruction, may be maintained in Street Name. The Custodian, its agents and its Sub-Custodian shall not be obligated to accept Securities on behalf of the Company under the terms of this Agreement unless such Securities are in Street Name or other good deliverable form.

3.6 Bank Accounts, and Management of Cash.

(a)

Proceeds from the Securities received by the Custodian from time to time shall be credited to the Cash Account. All amounts credited to the Cash Account shall be subject to clearance and receipt of final payment by the Custodian.

(b)

Amounts held in the Cash Account from time to time may be invested in Eligible Investments pursuant to specific written Proper Instructions (which may be standing instructions) received by the Custodian from an Authorized Person acting on behalf of the Company. Such investments shall be subject to availability and the Custodian’s then applicable transaction charges (which shall be at the Company’s expense). The Custodian shall have no liability for any loss incurred on any such investment. Absent receipt of such written instruction from the Company, the Custodian shall have no obligation to invest (or otherwise pay interest on) amounts on deposit in the Cash Account. In no instance will the Custodian have any obligation to provide investment advice to the Company. Any earnings from such investment of amounts held in the Cash Account from time to time (collectively, “Reinvestment Earnings”) shall be redeposited in the Cash Account (and may be reinvested at the written direction of the Company). The Custodian shall have no liability for any losses on any investments made as described herein.

(c)

In the event that the Company shall at any time request a withdrawal of amounts from the Cash Account, the Custodian shall be entitled to liquidate, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such account as needed to provide necessary liquidity. Investment instructions may be in the form of standing instructions (in the form of Proper Instructions acceptable to Custodian).

(d)

The Company acknowledges that cash deposited or invested with any bank (including the bank acting as Custodian) may make a margin or generate banking income for which such bank shall not be required to account to the Company.

(e)	The Custodian shall be authorized to open such additional accounts as may be necessary or convenient for administration of its duties hereunder.

3.7 Foreign Exchange.

(a)

Upon the receipt of Proper Instructions, the Custodian, its agents, a depositary, its Sub-Custodian or any affiliates of the Custodian or any Sub-Custodian may (but shall not be obligated to) enter into all types of contracts for foreign exchange on behalf of and at the expense of the Company including transactions entered into with the Custodian, its Sub-Custodian, a depositary or any affiliates of the Custodian or the Sub-Custodian or transactions effected through customary banking channels and such entity may not be the foreign exchange counterparty provided for herein and the foreign exchange transaction may not be processed and priced as described in this Agreement. The Custodian may rely conclusively on the bases for the prevailing market rate (which shall be the exchange rate resulting from the Custodian’s ordinary policies and procedures) and shall have no liability for any losses incurred in or resulting from the rates obtained in such foreign exchange transactions(including, without limitation, any losses incurred on account of the difference between an indicative market rate quoted by the Custodian and the actual market rate prevailing in respect of an executed trade); and absent specific and acceptable Proper Instructions, the Custodian shall not be deemed to have any duty to carry out any foreign exchange on behalf of the Company. The Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. The Company shall assume and bear all risk of loss with respect to any foreign currency exchanges and the Custodian, makes no representation and shall not be deemed to make any representation that any exchange rate used or obtained in any foreign exchange transactions under this Agreement will be the most favorable rate that could be obtained at the time or as to the method by which that rate will be determined and shall have no responsibility for fluctuations in exchange rates affecting any collections or conversion thereof

(b)

The Company acknowledges that the Custodian, any Sub-Custodian, depositary or any affiliates of the Custodian or any Sub-Custodian, involved in any such foreign exchange transactions acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and may make a margin or generate banking income from foreign exchange transactions entered into pursuant to this Section 3.7 for which they shall not be required to account to the Company. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under this [Agreement] and the rate that the Custodian, Sub-Custodian, depository or affiliate receives when buying or selling foreign currency for its own account.

3.8 Collection of Income. The Custodian, its agents or its Sub-Custodian shall use commercially reasonable efforts to collect on a timely basis all income and other payments with respect to the Securities held hereunder to which the Company shall be entitled, to the extent consistent with usual custom in the securities custodian business in the United States. Such efforts shall include collection of interest income, dividends and other payments with respect to registered domestic securities if on the record date with respect to the date of payment by the issuer the Security is registered in the name of the Custodian or its nominee (or in the name of its agent or Sub-Custodian, or their nominee); and interest income, dividends and other payments with respect to bearer domestic securities if, on the date of payment by the issuer such securities are held by the Custodian or its Sub-Custodian or agent; provided, however, that in the case of Securities held in Street Name, the Custodian shall use commercially reasonable efforts only to timely collect income. In no event shall the Custodian’s agreement herein to collect income be construed to obligate the Custodian to commence, undertake or prosecute any legal proceedings.

3.9 Payment of Moneys.

(a)

Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the Cash Account (or remit to its agents or its Sub-Custodian, and direct them to pay out) moneys of the Company on deposit therein in the following cases:

(i)

upon the purchase of Securities for the Company pursuant to such Proper Instruction; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:

(A)

in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such securities; or

(B)	in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System;

(ii)

for the purchase or sale of foreign exchange or foreign exchange agreements for the accounts of the Company, including transactions executed with or through the Custodian, its agents or its Sub-Custodian, as contemplated by Section 3.7 above; and

(iii)	for any other purpose directed by the Company, but only upon receipt of Proper Instructions specifying the amount of such payment, and naming the Person or Persons to whom such payment is to be made.

(b)

At any time or times, the Custodian shall be entitled to pay (i) itself from the Cash Account, whether or not in receipt of express direction or instruction from the Company, any amounts due and payable to it pursuant to Section 8 hereof, and (ii) as otherwise permitted by Section 7.5, Section 9.4 or Section 12.5 below, provided, however, that in each case all such payments shall be accounted for to the Company.

3.10 Proxies. The Custodian will, with respect to the Securities held hereunder, use commercially reasonable efforts to cause to be promptly executed by the registered holder of such Securities proxies received by the Custodian from its agents or its Sub-Custodian or from issuers of the Securities being held for the Company, without indication of the manner in which such proxies are to be voted, and upon receipt of Proper Instructions shall promptly deliver such proxies, proxy soliciting materials and notices relating to such Securities. In the absence of such Proper Instructions, or in the event that such Proper Instructions are not received in a timely fashion, the Custodian shall be under no duty to act with regard to such proxies.

3.11 Communications Relating to Securities. The Custodian shall transmit promptly to the Company all written information (including pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by the Custodian, from its agents or its Sub-Custodian or from issuers of the Securities being held for the Company. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities.

3.12 Records. The Custodian shall create and maintain records relating to its activities under this Agreement with respect to the Securities, cash or other property held for the Company under this Agreement. All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company, upon reasonable request and at least five Business Days’ prior written notice and at the Company’s expense. The Custodian shall, at the Company’s request, supply the Company with a tabulation of securities (including the certificate numbers in such tabulations, to the extent such information is available to the Custodian) owned by the Company and held by the Custodian.

3.13 Custody of Subsidiary Securities.

(a)

With respect to each Subsidiary identified to the Custodian by the Company, there shall be established at the Custodian a segregated account to which the Custodian shall deposit and hold any Subsidiary Securities received by it (and any Proceeds received by it in the form of dividends in kind) pursuant to this Agreement, which account shall be designated the “[INSERT NAME OF SUBSIDIARY] Securities Account” (the “Subsidiary Securities Account”).

(b)

With respect to each Subsidiary identified to the Custodian by the Company, there shall be established at the Custodian a segregated account to which the Custodian shall deposit and hold any cash Proceeds received by it from time to time from or with respect to Subsidiary Securities, which account shall be designated the “[INSERT NAME OF SUBSIDIARY] Cash Proceeds Account” (the “Subsidiary Cash Account”).

(c)

To the maximum extent possible, the provisions of this Agreement regarding Securities of the Company, the Securities Account and the Cash Account shall be applicable to any Subsidiary Securities, Subsidiary Securities Account and Subsidiary Cash Account, respectively. The parties hereto agree that the Company shall notify the Custodian in writing as to the establishment of any Subsidiary as to which the Custodian is to serve as custodian pursuant to the terms of this Agreement; and identify in writing any accounts the Custodian shall be required to establish for such Subsidiary as herein provided.

3.14 Responsibility for Property Held by Sub-custodians. The Custodian’s responsibility with respect to the selection or appointment of a Sub-Custodian shall be limited to a duty to exercise reasonable care in the selection of such Sub-Custodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market.

4.	REPORTING

(a)

The Custodian shall render to the Company a daily report of (i) all deposits to and withdrawals from the Cash Account, and the outstanding balance (as of the preceding Business Day and as of the last day of the subject month) and (ii) if requested by the Company, an itemized statement of the Securities held pursuant to this Agreement as of preceding Business Day, as well as a list of all Securities transactions that remain unsettled at that time, and (iii) such other matters as the parties may agree from time to time.

(b)

For each Business Day, the Custodian shall render to the Company a daily report of (i) all deposits to and withdrawals from the Cash Account for such Business Day and the outstanding balance as of the end of such Business Day, and (ii) a report of settled trades of Securities for such Business Day.

(c)	The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance.

(d)

The Custodian shall provide the Company with such reports as are reasonably available to it and as the Company may reasonably request from time to time concerning the internal accounting controls and procedures for safeguarding securities which are employed by the Custodian.

5.	DEPOSIT IN U.S. SECURITIES SYSTEMS

The Custodian may deposit and/or maintain Securities in a Securities System within the United States in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, and subject to the following provisions:

(a)

The Custodian may keep domestic Securities in a U.S. Securities System provided that such Securities are represented in an account of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held by it as a fiduciary, custodian or otherwise for customers;

(b)	The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Company;

(c)	If requested by the Company, the Custodian shall provide to the Company copies of all notices received from the U.S. Securities System of transfers of Securities for the account of the Company; and

(d)

Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Company for any direct loss, damage, cost, expense, liability or claim to the Company resulting from use of any Securities System (other than to the extent resulting from the fraud, bad faith, gross negligence, or willful misconduct of the Custodian itself.

6.	CONFIDENTIALITY

6.1 Each party recognizes that the other party has and will have Confidential Information which is valuable, special and unique assets of such party and/or as to which such party (or its affiliate) is subject to a confidentiality undertaking. Each party agrees not to use any Confidential Information for its own benefit, or divulge, disclose or communicate in any manner any Confidential Information except:

(a)

as required by any governmental regulatory authority or by law, regulation, court order or the rules or regulations of any self-regulatory organization, body or official having jurisdiction over the relevant party based on the advice of counsel, as applicable; provided that the party required to disclose information pursuant to this clause (i) shall, to the extent not prohibited by applicable law, provide prompt notice to all parties to which such information relates;

(b)

to its professional advisers, information necessary for such professional adviser to provide its intended service, provided that such advisers are bound by a duty of confidentiality at least as strict as the terms contained in this Agreement;

(c)	such information as is in the public domain other than in violation by such party of this Section or any other provision of this Agreement;

(d)	[reserved]; or

(e)	as agreed among the parties hereto in writing.

Confidential Information shall include without limitation (i) the identity of Company and its direct or indirect affiliates and investment activities, (ii) the services provided and (iii) the Company’s proprietary information, including the Company’s interest in and analysis with respect to investments, Company personnel or intentions to any third party other than such party’s affiliates and its and their officers, directors, employees, legal counsel and auditors. Each party will protect the Confidential Information and treat it as strictly confidential during and after the termination of this Agreement.

6.2 [Publicity. Custodian shall not, without Company express prior written consent, make reference to Company in any public statements or publicity, marketing or advertising material or other promotional materials.

7.	CERTAIN GENERAL TERMS

7.1 No Duty to Examine Financing Documents. Nothing herein shall obligate the Custodian to review or examine the terms of any financing document, underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other financing document evidencing or governing any Security to determine the validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the genuineness or completeness thereof), or otherwise.

7.2 Resolution of Discrepancies. In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Company and any information contained in the books or records of the Company, the Company shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

7.3 Improper Instructions. Notwithstanding anything herein to the contrary, the Custodian shall not be obligated to take any action (or forebear from taking any action), which it reasonably determines (at its sole option) to be contrary to the terms of this Agreement or applicable law. In no instance shall the Custodian be obligated to provide services on any day that is not a Business Day.

7.4 Proper Instructions.

(a)

The Company will give written notice to the Custodian, in form acceptable to the Custodian, specifying the names and specimen signatures (whether manual, facsimile, .pdf or other electronic signature) of persons authorized to give Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”) which notice shall be signed (whether manual, facsimile, .pdf or other electronic signature) by an Authorized Person previously certified to the Custodian. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from an Authorized Person of the Company to the contrary. The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company to the Custodian). The Custodian shall be entitled to accept and act upon Proper Instructions sent by unsecured email, facsimile transmission or similar unsecured electronic methods. If such person on behalf of the Company (or the Collateral Manager on its behalf) elects to give the Custodian email or facsimile instructions (or instructions by a similar electronic method) and the Custodian in its discretion elects to act upon such instructions, the Custodian’s reasonable understanding of such instructions shall be deemed controlling. The Custodian shall only accept instructions from any person representing or acting on behalf of the Company only if such person is an Authorized Person and shall not act upon instructions provided by any persons that are not Authorized Persons. The Custodian shall not be liable for any losses, costs or expenses arising directly or indirectly from the Custodian’s reliance upon and compliance with such instructions provided by an Authorized Person notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Custodian, including without limitation the risk of the Custodian acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(b)

The Custodian shall have no responsibility or liability to the Company (or any other person or entity), and shall be indemnified and held harmless by the Company, in the event that a subsequent written confirmation of an oral instruction by a person representing itself to be an Authorized Person (who, for the avoidance of doubt, shall be a person listed on Schedule A as such Schedule A may be modified from time to time by written notice from the Company to the Custodian) fails to conform to the oral instructions received by the Custodian from such person or any other person representing itself to be an Authorized Person (who, for the avoidance of doubt, shall be a person listed on Schedule A as such Schedule A may be modified from time to time by written notice from the Company to the Custodian). The Custodian shall not have an obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, local market practice or the Custodian’s operating policies and practices. The Custodian shall not be liable for any loss resulting from a delay because it sought to obtain clarification of any Proper Instructions promptly upon receipt of such Proper Instructions.

7.5 Actions Permitted Without Express Authority. The Custodian may, at its discretion, without express authority from the Company:

(a)

make payments to itself as described in or pursuant to Section 3.9(b) hereof, or to make payments to itself or others for expenses of handling securities or other similar items relating to its duties under this Agreement (including without limitation. foreign exchange transactions), provided that all such payments shall be accounted for to the Company;

(b)	surrender Securities in temporary form for Securities in definitive form;

(c)	endorse for collection cheques, drafts and other negotiable instruments; and

(d)	in general attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Company.

7.6 Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate, instrument, electronic communication or paper reasonably believed by it to be genuine and to have been properly executed (whether manual, facsimile, .pdf or other electronic signature) or otherwise given by or on behalf of the Company by an Authorized Person. The Custodian may receive and accept a certificate signed (whether manual, facsimile, .pdf or other electronic signature) by any Authorized Person as conclusive evidence of:

(a) the authority of any person to act in accordance with such certificate; or

(b) any determination or of any action by the Company as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from an Authorized Person of the Company.

7.7 Receipt of Communications. Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern time (or such other time as is agreed by the Company and the Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day (but in the case of communications so received after 3:30 p.m., Eastern time, on a Business Day the Custodian will use commercially reasonable efforts to process such communications as soon as possible after receipt).

8.	COMPENSATION OF CUSTODIAN

8.1 Fees. The Custodian shall be entitled to compensation for its services in accordance with the terms of that certain fee letter dated [________], between the Company and the Custodian.

8.2 Expenses. The Company agrees to pay or reimburse to the Custodian upon its request from time to time all reasonable, documented, out-of-pocket costs, disbursements, advances, expenses and indemnification amounts (including reasonable fees and expenses of legal counsel, agents and experts) incurred, and any disbursements and advances made (including any account overdraft resulting from any settlement or assumed settlement, provisional credit, chargeback, returned deposit item, reclaimed payment or claw-back, or the like), in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or the administration or enforcement of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including costs and expenses of any action deemed necessary by the Custodian to collect any amounts owing to it under this Agreement).

9.	RESPONSIBILITY OF CUSTODIAN

9.1 General Duties. The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian. The permissive rights of the Custodian to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, the Custodian shall not be answerable for other than its fraud, bad faith, gross negligence or willful misconduct.

9.2 Instructions.

(a)

The Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from the Company as it reasonably deems necessary, and shall be entitled to require, upon notice to the Company, that Proper Instructions to it be in writing. The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Company.

(b)

Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian it shall be in form, content and medium reasonably acceptable to it and the Company, and otherwise in accordance with any applicable terms of this Agreement.

9.3 General Standards of Care. Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)

The Custodian may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper, electronic communication or document furnished to it (including any of the foregoing provided to it by facsimile or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed (whether manual, facsimile, .pdf or other electronic signature) sent or presented by the proper person (which in the case of any instruction from or on behalf of the Company shall be an Authorized Person); and the Custodian shall be entitled to presume the genuineness and due authority of any signature (whether manual, facsimile, .pdf or other electronic signature) appearing thereon. The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt, electronic communication or other paper or document; provided, however that if the form thereof is specifically presented by the terms of this Agreement, the Custodian shall examine the same to determine whether it substantially conforms on its face to such requirements hereof.

(b)

Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes fraud, bad faith, gross negligence or willful misconduct on its part and in breach of the terms of this Agreement. The Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.

(c)

In no event shall the Custodian be liable for any indirect, incidental, special, punitive or consequential damages (including lost profits or diminution of value) whether or not it has been advised of the likelihood of such damages.

(d)

The Custodian may consult in good faith with, and obtain advice from, legal counsel selected in good faith with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Custodian in good faith in accordance with the opinion and directions of such counsel; the reasonable cost of such services shall be reimbursed pursuant to Section 8.2 above.

(e)

No provision of this Agreement shall require the Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with acceptable indemnification. Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby.

(f)

The Custodian may act or exercise its duties or powers hereunder through agents (including, for the avoidance of doubt, Sub-Custodians) or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent, Sub-Custodian or attorney appointed with due care.

(g)	All indemnifications contained in this Agreement shall survive the termination of this Agreement.

9.4 Limitation of Liability.

(a)	The Custodian shall not be liable for any amount in excess of the value of the Securities and cash on deposit in the Accounts.

(b)

In the event that any Securities or cash shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Securities or cash, the Custodian is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Custodian obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

(c)

the Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

9.5 Indemnification.

(a)

The Company agrees to indemnify and hold harmless the Custodian, its employees, directors, officers and agents (each, an “Custodian Indemnified Party”) from and against any claim, action, suit, damage, loss, liability, obligation, tax, cost or expense (including reasonable outside counsel fees and expenses) (a “Claim”) incurred by any Custodian Indemnified Party directly or indirectly related to the matters contemplated herein, except where incurred by reason of fraud, bad faith, willful misconduct or gross negligence of the Custodian.

10.	SECURITY CODES AND CYBERSECURITY

10.1 Security Codes. If the Custodian issues to the Company, security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the Company, the Company shall take all commercially reasonable steps to safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available.

10.2 Cybersecurity. Custodian represents and warrants that it complies with all applicable federal and state cybersecurity, data protection and privacy laws, as well as all other applicable regulations and directives and industry best practices regarding the collection, access, use, storage and disclosure of customer information, including Company information and it has implemented administrative, physical and technical safeguards to protect Company information that are no less rigorous than accepted industry standards. Custodian shall ensure that all such safeguards, including the manner in which Customer information is collected, accessed, used, stored, processed, disposed of and disclosed, comply with applicable cybersecurity, data protection and privacy laws, as well as the terms and conditions of this Agreement. Further, Custodian shall notify Company as soon as reasonably practicable (but in any event within 24 hours) after Custodian or any third party with access to Company’s information (as permitted by Company) suffers a data breach impacting Company’s information and shall provide information about such breach as reasonably requested by Company.

11.	TAX LAW

11.1 Domestic Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof. The Custodian shall be kept indemnified by and be without liability to the Company for such obligations including taxes, (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this Agreement) withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Company, or the Custodian as custodian of the Securities or Proceeds.

11.2 Foreign Tax Law. It shall be the responsibility of the Company to notify the Custodian of the obligations imposed on the Company by the tax law of foreign (e.g., non-U.S.) jurisdictions, including responsibility for withholding and other taxes, assessments or other government charges, certifications and government reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use commercially reasonable efforts to cooperate with the Company with respect to any claims for exemption or refund under the tax law of the jurisdictions for which the Company has provided such information.

12.	EFFECTIVE PERIOD AND TERMINATION

12.1 Effective Date. This Agreement shall become effective as of its due execution (whether manual, facsimile, .pdf or other electronic signature) and delivery by each of the parties. This Agreement shall continue in full force and effect until terminated as hereinafter provided. This Agreement may only be amended by mutual written agreement of the parties hereto. This Agreement may be terminated by the Custodian or the Company pursuant to Section 12.2 hereof.

12.2 Termination.

(a)

This Agreement shall terminate upon the earliest of (a) occurrence of the effective date of termination specified in any written notice of termination given by either party to the other not later than sixty (60) days prior to the effective date of termination specified therein, (b) such other date of termination as may be mutually agreed upon by the parties in writing.

(b)	This Agreement may also be immediately terminated by:

(i)	the Company in the event that:

(A)

The Custodian has materially breached the terms of this Agreement and provided that where such breach is capable of remedy the breach remains uncured for thirty (30) days after the Custodian’s receipt of written notice from the Company to remedy such breach;

(B)

The Custodian files a petition seeking protection from its creditors pursuant to applicable bankruptcy, insolvency or similar laws; (II) proceedings in bankruptcy are instituted against the Custodian by a third party; or (III) a secured party takes possession of all or substantially all of the Custodian’s assets, and the same is not discharged within thirty (30) days; or

(C)

The Custodian (I) admits in writing its inability to pay its debts as they fall due or (II) passes a resolution relating to its winding up and/or liquidation (except pursuant to a plan of consolidation, amalgamation or merger);

(ii)	the Custodian in the event that:

(A)

The Company has materially breached the terms of this Agreement and provided that where such breach is capable of remedy the breach remains uncured for thirty (30) days after the Company’s receipt of written notice from the Custodian to remedy such breach;

(B)

(I) The Company files a petition seeking protection from its creditors pursuant to applicable bankruptcy, insolvency or similar laws; (II) proceedings in bankruptcy are instituted against the Company by a third party; or (III) a secured party takes possession of all or substantially all of the Company’s assets, and the same is not discharged within thirty (30) days; or

(C)

The Company (I) admits in writing its inability to pay its debts as they fall due or (II) passes a resolution relating to its winding up and/or liquidation (except pursuant to a plan of consolidation, amalgamation or merger).

12.3 Resignation. The Custodian may at any time resign under this Agreement by giving not less than thirty (30) days advance written notice thereof to the Company.

12.4 Successor. Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Custodian, as the case may be, the Company shall give Proper Instruction to the Custodian designating a successor Custodian, if applicable.

12.5 Payment of Fees, etc. Upon termination of this Agreement or resignation of the Custodian, the Company shall pay to the Custodian such compensation, and shall likewise reimburse the Custodian for its reasonable, documented, out-of-pocket costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be). All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian.

13.	REPRESENTATIONS AND WARRANTIES

13.1 Representations of the Company. The Company represents and warrants to the Custodian that:

(a)

it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligation; and

(b)

in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its certificate of incorporation and bylaws and any applicable laws and regulations.

13.2 Representations of the Custodian. The Custodian hereby represents and warrants to the Company that:

(a)	it has the power and authority to enter into and perform its obligations under this Agreement; and

(b)	it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligations.

14.	PARTIES IN INTEREST; NO THIRD PARTY BENEFIT

This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties (other than successors and permitted assigns pursuant to Section 19 hereof).

15.	NOTICES

Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, or (iii) electronic mail, (iv) confirmed facsimile or telex, with a duplicate sent on the same day by first class mail, postage prepaid:

(a)	if to the Company or any Subsidiary, to

Overland Advantage

375 Park Avenue, 11th Floor

New York, NY 10152

Attention: Legal

Email: legalnotices@overland-advantage.com

(b)	if to the Custodian, to

Wilmington Trust, National Association

1100 North Market Street

Wilmington, DE 19890

Attention: CLO Administration – Overland Advantage

16.	CHOICE OF LAW AND JURISDICTION

This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with and governed by the laws of the State of New York for all purposes (without regard to its choice of law provisions). All actions and proceedings relating to or arising from, directly or indirectly, this Agreement may be brought in New York State or U.S. federal courts located within the City of New York, State of New York. The Company and the Custodian each hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury and any objection to laying of venue in such courts on grounds of forum nonconveniens in respect of any claim based upon, arising out of or in connection with this Agreement. No actions or proceedings relating to or arising from, directly or indirectly, this Agreement shall be brought in a forum outside of the United States of America.

17.	ENTIRE AGREEMENT; COUNTERPARTS

17.1 Complete Agreement. This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements, agreements or understandings, oral or written between the parties to this Agreement relating to such matters.

17.2 Counterparts. This Agreement may be executed (whether manual, facsimile, .pdf or other electronic signature) in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

17.3 Facsimile and Electronic Signatures. The exchange of copies of this Agreement and of signature pages by facsimile, pdf or e-mail or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or pdf or e-mail shall be deemed to be their original signatures for all purposes. By executing this Agreement, the Company hereby acknowledges and agrees, and directs the Custodian to acknowledge and agree and the Custodian does hereby acknowledge and agree, that execution of this Agreement, any Proper Instructions and any other notice, form or other document executed by the Company or the Custodian in connection with this Agreement, by facsimile transmission or electronic signature (including, without limitation, any .pdf file, .jpeg file or any other electronic or image file, or any other “electronic signature” as defined under E-SIGN or ESRA, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Custodian) shall be permitted hereunder notwithstanding anything to the contrary herein and such facsimile or electronic signatures shall be legally binding as if such facsimile or electronic signatures were handwritten signatures. Any electronically signed document delivered via email from a person purporting to be an Authorized Person shall be considered signed or executed by such Authorized Person on behalf of the Company. The Company also hereby acknowledges that the Custodian shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

18.	AMENDMENT; WAIVER

18.1 Amendment. This Agreement may not be amended except by an express written instrument duly executed (whether manual, facsimile, PDF or other electronic signature) by each of the Company and the Custodian.

18.2 Waiver. In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

19.	SUCCESSOR AND ASSIGNS

19.1 Successors Bound. The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns. Neither party shall be permitted to assign their rights under this Agreement without the written consent of the other party; provided, however, that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in this Agreement.

19.2 Merger and Consolidation. Any corporation or association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation or association to which the Custodian transfers all or substantially all of its corporate trust business, shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

20.	SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

21.	REQUEST FOR INSTRUCTIONS

If, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to) request written instructions from the Company as to the course of action desired by it. If the Custodian does not receive such instructions within five (5) Business Days after it has requested them, the Custodian may, but shall be under no duty to, take or refrain from taking any such courses of action. The Custodian shall act in accordance with instructions received from the Company in response to such request after such five-day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

22.	OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person. Nothing contained in this Agreement shall constitute the Company and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

[PAGE INTENTIONALLY ENDS HERE. SIGNATURES APPEAR ON NEXT PAGE.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date first written above.

OVERLAND ADVANTAGE
as Company

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

[Signature page to Custody Agreement]

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Company from time to time by written notice to the Custodian):

NAME	TITLE	SPECIMEN SIGNATURE	EMAIL	TELEPHONE

[Schedule A to Custody Agreement]